UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2018

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

ITEM 8.01.  OTHER EVENTS.

On October 25, 2018, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing the filing of a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for a rights offering to its existing stockholders. The rights offering will be made through the distribution of non-transferable subscription rights to purchase shares of the Company’s common stock, par value $0.001 per share, at a subscription price to be determined and subject to an aggregate ownership limitation equal to 49.95% of the Company’s common stock. Assuming the rights offering is fully subscribed, the Company currently expects to receive gross proceeds of approximately $45 million.

The net proceeds of the rights offering will be used for general working capital purposes, including the ongoing investment in current and future clinical and pre-clinical studies evaluating the safety and efficacy of the Company’s proprietary Nano-Pulse Stimulation™ (NPS™) therapies, ongoing development of clinical and commercial versions of its NPS delivery system, and general corporate operations. The Company may also use a portion of the net proceeds from the offering to acquire or invest in complementary businesses, technologies, product candidates or other intellectual property, although the Company has no present commitments or agreements to do so.

The rights offering includes an over-subscription right, which permits each rights holder that exercises the basic subscription right in full the option to purchase additional shares of common stock that remain unsubscribed at the expiration of the offering. The over-subscription right is subject to the availability and allocation of shares among holders exercising their over-subscription right, as further described in the rights offering documents.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has updated its disclosure regarding its business and certain risks related to its business. The revised disclosure is filed herewith as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Pulse Biosciences, Inc. dated October 25, 2018
99.2	Business Update

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Chief Financial Officer, Senior Vice President, Secretary and Treasurer (Principal Financial and Principal Accounting Officer)

Date: October 25, 2018